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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

LYRICAL U.S. VALUE EQUITY FUND

Institutional Class (LYRIX)

Investor Class (LYRBX)

LYRICAL U.S. HEDGED VALUE FUND

Institutional Class (LYRHX)

Investor Class (LYRDX)

Annual Report

November 30, 2016

LYRICAL FUNDS LETTER TO SHAREHOLDERS	December 16, 2016

Dear Fellow Shareholders,

Enclosed is the annual report to shareholders of the Lyrical U.S. Value Equity Fund (the “Value Fund”) and Lyrical U.S. Hedged Value Fund (the “Hedged Value Fund”) (collectively, the “Funds”). On behalf of the Funds and their investment adviser, Lyrical Asset Management LP, I would like to thank you for your investment.

Lyrical U.S. Value Equity Fund

Since its launch on February 4, 2013 through November 30, 2016, the Value Fund – Institutional Class has produced a cumulative total return of +78.72%, compared to the +59.53% cumulative total return for the S&P 500 Index (the “S&P 500”). For the twelve months ended November 30, 2016, the Value Fund – Institutional Class produced a total return of +10.73% compared to the total return for the S&P 500 of +8.06%. The biggest winners for the twelve month period ended November 30, 2016 were LNC (+52%), SYMC (+47%), and NCR (+43%). The biggest losers were HTZ (-55%), QVCA (-22%) and AFSI (-21%). We maintain our positions in each of these largest winners and detractors with the exception of AFSI.

In analyzing the Fund portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. Our success rate has been high over the life of the Value Fund, as 84% of the Fund’s investments posted gains, and 63% outperformed the S&P 500. Skew has also been a positive factor, as the Fund’s outperformers have outperformed by 50%, while our underperformers have underperformed by 35% over the life of the Fund. For the twelve month period ended November 30, 2016, 73% of the Fund’s investments posted gains, and 51% outperformed the S&P 500. For the twelve month period skew has been a positive factor as the Fund’s outperformers have outperformed by 16%, while our underperformers have underperformed by 13%.

During the life of the Value Fund we have sold sixteen positions, as four companies announced they were being acquired, nine approached our estimates of fair value, for one we lost conviction in our thesis, for one the company announced or completed acquisitions which increased the complexity and decreased analyzability and for one the risk/reward became less compelling than other opportunities. For each sale we added a new position from our pipeline of opportunities. We are still finding attractive stock opportunities to add to the portfolio, even as some of our existing positions begin to approach our estimates of fair value.

As of November 30, 2016, the valuation of our portfolio is 13.5x next twelve months consensus earnings. The S&P 500 has a valuation of 16.9x on this same basis, a premium of 25% over the Fund.

Lyrical U.S. Hedged Value Fund

In July 2014 we launched the Hedged Value Fund as a liquid alternatives product that employs the same long portfolio as the Value Fund (see discussion above). Sector exchange-traded fund (ETF) hedges are used on the short side to create a portfolio that aims to maintain net long exposures of 50%. This provides a hedged option for those wishing exposure to the long portfolio but unwilling to accept unhedged equity market exposure.

Since its launch on July 14, 2014 through November 30, 2016, the Hedged Value Fund – Institutional Class has produced a cumulative total return of +0.07%, compared to the +17.02% cumulative total return for the S&P 500. For the twelve months ended November 30, 2016, the Hedged Value Fund – Institutional Class produced a total return of +5.88% compared to the total return for the S&P 500 of +8.06%. In rising equity markets one should expect Hedged Value Fund’s performance to lag that of the S&P 500, as it did for both the above periods, as our hedges detract from total return.

Lyrical Asset Management’s Investment Philosophy and Portfolio Construction

As there have been a significant number of new investors since our previous letter to the Funds’ shareholders, we’d like to briefly outline our investment philosophy and portfolio construction approach.

We believe our strategy and approach to investing differentiate us from other investment managers, even those that share a value approach to investing. We are deep value investors and by this we mean that we look to invest in companies trading significantly below intrinsic value. We believe this separates us from other value managers who focus on relative value or core value approaches and whose portfolio characteristics have higher Price/Earnings, Price/Book and Price/Cash Flow multiples. We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on Price/Book or dividend yield. We only invest in what we consider to be quality businesses that we believe should earn good returns on invested capital, and avoid volatile businesses and companies with excessive leverage. Other value investors may consider owning any business regardless of quality if they believe the price is low enough. Lastly, we only invest in businesses we can understand, and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolio purely bottom up and without regard to what is or is not contained in a benchmark. We are concerned with concentration risk, and have strict limits on how much capital can be invested in any one position or any one industry. Our long portfolio is constructed to be balanced and diversified across approximately 33 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

Thank you for your continued trust and interest in Lyrical Asset Management.

Sincerely,

Andrew Wellington
Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit the Funds’ website at www.lyricalvaluefunds.com or call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of November 30, 2016, please see the Schedules of Investments and Schedule of Securities Sold Short sections of the Annual Report. The opinions of the Funds’ adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

LYRICAL U.S. VALUE EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical U.S. Value Equity Fund - Institutional Class(a) versus the S&P 500® Index

Average Annual Total Returns (for the periods ended November 30, 2016)
	1 Year	Since Inception(c)
Lyrical U.S. Value Equity Fund - Institutional Class(b)	10.73%	16.42%
Lyrical U.S. Value Equity Fund - Investor Class(b)	10.36%	6.70%
S&P 500® Index(d)	8.06%	13.01%(e)

(a)

The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class based on the difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commencement of operations for Institutional Class shares was February 4, 2013. Commencement of operations for Investor Class shares was February 24, 2014.

(d)

The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(e)	Represents the period from February 4, 2013 (date of commencement of operations of Institutional Class shares) through November 30, 2016.

LYRICAL U.S. HEDGED VALUE FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical U.S. Hedged Value Fund - Institutional Class(a) versus the S&P 500® Index

Average Annual Total Returns (for the periods ended November 30, 2016)
	1 Year	Since Inception(c)
Lyrical U.S. Hedged Value Fund - Institutional Class(b)	5.88%	0.03%
Lyrical U.S. Hedged Value Fund - Investor Class(b)	5.58%	(0.22%)
S&P 500® Index(d)	8.06%	6.83%

(a)

The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class based on the difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commencement of operations for Institutional Class and Investor Class shares was July 14, 2014.

(d)

The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

LYRICAL U.S. VALUE EQUITY FUND
PORTFOLIO INFORMATION
November 30, 2016 (Unaudited)

Lyrical U.S. Value Equity Fund vs S&P 500® Index
Sector Diversification

Top Ten Equity Holdings

Security Description	% of Net Assets
Broadcom Ltd.	6.1%
Aetna, Inc.	4.9%
Comcast Corporation - Class A	4.4%
Corning, Inc.	4.4%
EOG Resources, Inc.	4.4%
Aflac, Inc.	4.2%
Lincoln National Corporation	4.1%
Symantec Corporation	4.1%
Suncor Energy, Inc.	3.9%
Johnson Controls International plc	3.9%

LYRICAL U.S. HEDGED VALUE FUND
PORTFOLIO INFORMATION
November 30, 2016 (Unaudited)

Lyrical U.S. Hedged Value Fund vs S&P 500® Index
Sector Diversification

*

The percentages above for Lyrical U.S. Hedged Value Fund represent the net percentages for the Fund and are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund.

Top Ten Long Positions

Security Description	% of Net Assets
Anthem, Inc.	4.8%
Aetna, Inc.	4.8%
Comcast Corporation - Class A	4.8%
Corning, Inc.	4.8%
TE Connectivity Ltd.	4.7%
Aflac, Inc.	4.7%
Lincoln National Corporation	4.7%
Broadcom Ltd.	4.6%
Symantec Corporation	4.6%
Celanese Corporation - Series A	4.4%

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS November 30, 2016
COMMON STOCKS — 99.9%	Shares	Value
Consumer Discretionary — 13.7%
Auto Components — 3.4%
Goodyear Tire & Rubber Company (The)	806,142	$24,740,498
Tenneco, Inc. (a)	180,828	10,659,810
		35,400,308
Household Durables — 3.2%
Whirlpool Corporation	206,532	33,549,058

Internet & Direct Marketing Retail — 2.7%
Liberty Interactive Corporation QVC Group - Series A (a)	1,387,442	28,733,924

Media — 4.4%
Comcast Corporation - Class A	669,921	46,566,209

Energy — 11.2%
Energy Equipment & Services — 2.9%
National Oilwell Varco, Inc.	822,966	30,746,010

Oil, Gas & Consumable Fuels — 8.3%
EOG Resources, Inc.	446,593	45,784,714
Suncor Energy, Inc.	1,300,599	41,437,084
		87,221,798
Financials — 16.8%
Capital Markets — 3.7%
Ameriprise Financial, Inc.	343,724	39,256,718

Insurance — 13.1%
Aflac, Inc.	619,964	44,253,030
Assurant, Inc.	208,937	18,039,621
Lincoln National Corporation	674,888	43,260,321
Willis Towers Watson plc	254,209	31,615,973
		137,168,945
Health Care — 8.8%
Health Care Providers & Services — 8.8%
Aetna, Inc.	392,069	51,298,308
Anthem, Inc.	289,283	41,231,506
		92,529,814
Industrials — 13.7%
Commercial Services & Supplies — 3.9%
Johnson Controls International plc	921,161	41,433,822

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.9% (Continued)	Shares	Value
Industrials — 13.7% (Continued)
Construction & Engineering — 1.4%
AECOM (a)	406,654	$14,781,873

Electrical Equipment — 3.9%
Eaton Corporation plc	614,384	40,862,680

Road & Rail — 1.9%
Avis Budget Group, Inc. (a)	314,468	12,040,980
Hertz Global Holdings, Inc. (a)	325,383	8,193,144
		20,234,124
Trading Companies & Distributors — 2.6%
AerCap Holdings N.V. (a)	628,023	26,910,785

Information Technology — 31.3%
Communications Equipment — 3.1%
ARRIS International plc (a)	442,158	12,685,513
CommScope Holding Company, Inc. (a)	555,859	19,999,807
		32,685,320
Electronic Equipment, Instruments & Components — 8.2%
Corning, Inc.	1,906,302	45,808,437
TE Connectivity Ltd.	604,454	40,885,269
		86,693,706
IT Services — 3.2%
Western Union Company (The)	1,589,140	33,419,614

Semiconductors & Semiconductor Equipment — 7.6%
Broadcom Ltd.	375,063	63,944,491
Microsemi Corporation (a)	297,918	16,311,010
		80,255,501
Software — 4.1%
Symantec Corporation	1,746,338	42,593,184

Technology Hardware, Storage & Peripherals — 5.1%
NCR Corporation (a)	507,006	19,646,483
Western Digital Corporation	537,223	34,199,616
		53,846,099
Materials — 4.4%
Chemicals — 3.5%
Celanese Corporation - Series A	458,735	36,386,860

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.9% (Continued)	Shares	Value
Materials — 4.4% (Continued)
Containers & Packaging — 0.9%
Owens-Illinois, Inc. (a)	499,286	$9,171,884

Total Common Stocks (Cost $899,849,917)		$1,050,448,236

MONEY MARKET FUNDS — 1.0%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.26% (b) (Cost $10,620,620)	10,620,620	$10,620,620

Total Investments at Value — 100.9% (Cost $910,470,537)		$1,061,068,856

Liabilities in Excess of Other Assets — (0.9%)		(8,952,591)

Net Assets — 100.0%		$1,052,116,265

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of November 30, 2016.

N.V. — Naamloze Vennootschap

plc — Public Limited Company

See accompanying notes to financial statements.

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF INVESTMENTS November 30, 2016
COMMON STOCKS — 108.7%	Shares	Value
Consumer Discretionary — 15.7%
Auto Components — 4.0%
Goodyear Tire & Rubber Company (The) (a)	1,288	$39,528
Tenneco, Inc. (b)	283	16,683
		56,211
Household Durables — 3.7%
Whirlpool Corporation (a)	315	51,168

Internet & Direct Marketing Retail — 3.2%
Liberty Interactive Corporation QVC Group - Series A (a) (b)	2,156	44,651

Media — 4.8%
Comcast Corporation - Class A (a)	964	67,008

Energy — 10.4%
Energy Equipment & Services — 2.3%
National Oilwell Varco, Inc. (a)	871	32,541

Oil, Gas & Consumable Fuels — 8.1%
EOG Resources, Inc. (a)	585	59,974
Suncor Energy, Inc. (a)	1,657	52,792
		112,766
Financials — 18.8%
Capital Markets — 4.2%
Ameriprise Financial, Inc. (a)	509	58,133

Insurance — 14.6%
Aflac, Inc. (a)	921	65,741
Assurant, Inc. (a)	352	30,392
Lincoln National Corporation	1,021	65,446
Willis Towers Watson plc (a)	346	43,032
		204,611
Health Care — 9.6%
Health Care Providers & Services — 9.6%
Aetna, Inc. (a)	514	67,252
Anthem, Inc. (a)	472	67,274
		134,526
Industrials — 15.4%
Commercial Services & Supplies — 4.3%
Johnson Controls International plc (a)	1,319	59,329

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 108.7% (Continued)	Shares	Value
Industrials — 15.4% (Continued)
Construction & Engineering — 1.5%
AECOM (a) (b)	577	$20,974

Electrical Equipment — 4.0%
Eaton Corporation plc (a)	842	56,001

Road & Rail — 2.4%
Avis Budget Group, Inc. (a) (b)	527	20,179
Hertz Global Holdings, Inc. (a) (b)	522	13,144
		33,323
Trading Companies & Distributors — 3.2%
AerCap Holdings N.V. (a) (b)	1,052	45,078

Information Technology — 33.3%
Communications Equipment — 3.5%
ARRIS International plc (b)	703	20,169
CommScope Holding Company, Inc. (a) (b)	800	28,784
		48,953
Electronic Equipment, Instruments & Components — 9.5%
Corning, Inc. (a)	2,755	66,202
TE Connectivity Ltd. (a)	975	65,949
		132,151
IT Services — 4.0%
Western Union Company (The) (a)	2,662	55,982

Semiconductors & Semiconductor Equipment — 6.4%
Broadcom Ltd. (a)	376	64,104
Microsemi Corporation (b)	466	25,514
		89,618
Software — 4.6%
Symantec Corporation (a)	2,628	64,097

Technology Hardware, Storage & Peripherals — 5.3%
NCR Corporation (b)	836	32,395
Western Digital Corporation (a)	656	41,761
		74,156
Materials — 5.5%
Chemicals — 4.4%
Celanese Corporation - Series A (a)	774	61,393

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 108.7% (Continued)	Shares	Value
Materials — 5.5% (Continued)
Containers & Packaging — 1.1%
Owens-Illinois, Inc. (a) (b)	824	$15,137

Total Common Stocks (Cost $1,482,677)		$1,517,807

MONEY MARKET FUNDS — 1.2%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.26% (c) (Cost $16,436)	16,436	$16,436

Total Investments at Value — 109.9% (Cost $1,499,113)		$1,534,243

Liabilities in Excess of Other Assets(d) — (9.9%)		(137,770)

Net Assets — 100.0%		$1,396,473

(a)	All or a portion of the shares have been committed as collateral for open short positions (Note 2).

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of November 30, 2016.

(d)	Includes cash held as margin deposits for short positions.

N.V. — Naamloze Vennootschap

plc — Public Limited Company

See accompanying notes to financial statements.

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF SECURITIES SOLD SHORT November 30, 2016
EXCHANGE-TRADED FUNDS — 53.6%	Shares	Value
Consumer Discretionary Select Sector SPDR® Fund (The)	1,017	$83,242
Energy Select Sector SPDR® Fund (The)	997	74,207
Financial Select Sector SPDR® Fund (The)	6,720	151,267
Health Care Select Sector SPDR® Fund (The)	1,121	77,069
Industrial Select Sector SPDR® Fund (The)	2,615	163,202
Materials Select Sector SPDR® Fund (The)	561	28,016
Technology Select Sector SPDR® Fund (The)	3,622	172,045
Total Securities Sold Short — 53.6% (Proceeds $679,510)		$749,048

See accompanying notes to financial statements.

LYRICAL FUNDS STATEMENTS OF ASSETS AND LIABILITIES November 30, 2016
	Lyrical U.S. Value Equity Fund	Lyrical U.S. Hedged Value Fund
ASSETS
Investments in securities:
At acquisition cost	$910,470,537	$1,499,113
At value (Note 2)	$1,061,068,856	$1,534,243
Deposits with brokers for securities sold short (Note 2)	—	608,993
Dividends receivable	1,558,493	2,324
Receivable for capital shares sold	1,523,601	150
Receivable from Adviser (Note 4)	—	15,067
Other assets	17,597	5,661
Total assets	1,064,168,547	2,166,438

LIABILITIES
Distributions payable	2,627,445	595
Securities sold short, at value (Note 2) (proceeds $— and $679,510 respectively)	—	749,048
Payable for capital shares redeemed	8,230,645	4,777
Payable to Adviser (Note 4)	1,058,522	—
Payable to administrator (Note 4)	82,340	8,510
Accrued brokerage expense on securities sold short (Note 2)	—	165
Other accrued expenses	53,330	6,870
Total liabilities	12,052,282	769,965

NET ASSETS	$1,052,116,265	$1,396,473

NET ASSETS CONSIST OF:
Paid-in capital	$900,500,395	$1,430,321
Accumulated net investment income (loss)	15,200,942	(133)
Accumulated net realized gains (losses) from security transactions	(14,183,391)	693
Net unrealized appreciation (depreciation) on:
Investments	150,598,319	35,130
Securities sold short	—	(69,538)
NET ASSETS	$1,052,116,265	$1,396,473

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$993,903,564	$821,429
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	59,884,896	84,959
Net asset value, offering price and redemption price per share (Note 2)	$16.60	$9.67
INVESTOR CLASS
Net assets applicable to Investor Class	$58,212,701	$575,044
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,522,978	59,838
Net asset value, offering price and redemption price per share (Note 2)	$16.52	$9.61

See accompanying notes to financial statements.

LYRICAL FUNDS STATEMENTS OF OPERATIONS Year Ended November 30, 2016
	Lyrical U.S. Value Equity Fund		Lyrical U.S. Hedged Value Fund
INVESTMENT INCOME
Dividend income	$29,084,905		$39,068
Foreign withholding taxes on dividends	(297,672)		(355)
Total investment income	28,787,233		38,713

EXPENSES
Investment advisory fees (Note 4)	11,976,891	(a)	20,928
Administration fees (Note 4)	665,436		28,000
Distribution fees - Investor Class (Note 4)	189,100		1,465
Fund accounting fees (Note 4)	109,053		34,385
Transfer agent fees (Note 4)	87,623		24,000
Compliance fees (Note 4)	97,931		12,000
Custody and bank service fees	92,402		6,552
Registration and filing fees	85,848		10,086
Professional fees	40,146		34,968
Postage and supplies	38,132		3,230
Networking fees	14,605		14,605
Trustees' fees and expenses (Note 4)	10,165		10,165
Dividend expense on securities sold short (Note 2)	—		14,191
Printing of shareholder reports	10,813		3,220
Insurance expense	2,546		2,546
Prime brokerage expense on securities sold short (Note 2)	—		4,515
Other expenses	33,582		5,611
Total expenses	13,454,273		230,467
Fee reductions and expense reimbursements by Adviser (Note 4)	—		(186,666)
Net expenses	13,454,273		43,801

NET INVESTMENT INCOME (LOSS)	15,332,960		(5,088)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains (losses) from:
Investments	4,951,586		41,829
Securities sold short	—		(1,927)
Net change in unrealized appreciation (depreciation) on:
Investments	135,673,446		95,448
Securities sold short	—		(54,825)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND SECURITIES SOLD SHORT	140,625,032		80,525

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$155,957,992		$75,437

(a)	Includes $22,152 of prior years’ investment advisory fee reductions and expense reimbursements recouped by the Adviser (Note 4).

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2016	Year Ended November 30, 2015
FROM OPERATIONS
Net investment income	$15,332,960	$1,440,862
Net realized gains from security transactions	4,951,586	12,579,532
Net change in unrealized appreciation (depreciation) on investments	135,673,446	(31,320,202)
Net increase (decrease) in net assets resulting from operations	155,957,992	(17,299,808)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Class	(1,403,762)	(168,471)
From net investment income, Investor Class	(6,340)	—
From net realized gains, Institutional Class	(29,274,092)	(11,690,275)
From net realized gains, Investor Class	(2,366,361)	(193,318)
Decrease in net assets from distributions to shareholders	(33,050,555)	(12,052,064)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	653,121,923	339,352,309
Net asset value of shares issued in reinvestment of distributions to shareholders	24,129,237	9,377,973
Payments for shares redeemed	(395,236,728)	(282,422,299)
Net increase in Institutional Class net assets from capital share transactions	282,014,432	66,307,983

Investor Class
Proceeds from shares sold	59,719,286	118,329,002
Net asset value of shares issued in reinvestment of distributions to shareholders	2,323,727	181,114
Payments for shares redeemed	(66,805,457)	(59,563,305)
Net increase (decrease) in Investor Class net assets from capital share transactions	(4,762,444)	58,946,811

TOTAL INCREASE IN NET ASSETS	400,159,425	95,902,922

NET ASSETS
Beginning of year	651,956,840	556,053,918
End of year	$1,052,116,265	$651,956,840

UNDISTRIBUTED NET INVESTMENT INCOME	$15,200,942	$1,278,084

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended November 30, 2016	Year Ended November 30, 2015
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	47,161,187	21,132,995
Shares issued in reinvestment of distributions to shareholders	1,509,246	592,967
Shares redeemed	(26,574,555)	(17,510,391)
Net increase in shares outstanding	22,095,878	4,215,571
Shares outstanding at beginning of year	37,789,018	33,573,447
Shares outstanding at end of year	59,884,896	37,789,018

Investor Class
Shares sold	3,943,726	7,202,116
Shares issued in reinvestment of distributions to shareholders	147,285	11,470
Shares redeemed	(4,510,214)	(3,826,599)
Net increase (decrease) in shares outstanding	(419,203)	3,386,987
Shares outstanding at beginning of year	3,942,181	555,194
Shares outstanding at end of year	3,522,978	3,942,181

See accompanying notes to financial statements.

LYRICAL U.S. HEDGED VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2016	Year Ended November 30, 2015
FROM OPERATIONS
Net investment loss	$(5,088)	$(22,709)
Net realized gains (losses) from:
Investments	41,829	21,575
Securities sold short	(1,927)	(3,393)
Net change in unrealized appreciation (depreciation) on:
Investments	95,448	(60,317)
Securities sold short	(54,825)	2,207
Net increase (decrease) in net assets resulting from operations	75,437	(62,637)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains, Institutional Class	(27,448)	(54)
From net realized gains, Investor Class	(20,037)	(57)
Decrease in net assets from distributions to shareholders	(47,485)	(111)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	—	220,000
Net asset value of shares issued in reinvestment of distributions to shareholders	26,757	54
Net increase in Institutional Class net assets from capital share transactions	26,757	220,054

Investor Class
Proceeds from shares sold	13,373	126,747
Net asset value of shares issued in reinvestment of distributions to shareholders	19,764	54
Payments for shares redeemed	(86,803)	(94,359)
Net increase (decrease) in Investor Class net assets from capital share transactions	(53,666)	32,442

TOTAL INCREASE IN NET ASSETS	1,043	189,748

NET ASSETS
Beginning of year	1,395,430	1,205,682
End of year	$1,396,473	$1,395,430

ACCUMULATED NET INVESTMENT LOSS	$(133)	$—

See accompanying notes to financial statements.

LYRICAL U.S. HEDGED VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended November 30, 2016	Year Ended November 30, 2015
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	—	21,883
Shares issued in reinvestment of distributions to shareholders	2,782	6
Net increase in shares outstanding	2,782	21,889
Shares outstanding at beginning of year	82,177	60,288
Shares outstanding at end of year	84,959	82,177

Investor Class
Shares sold	1,471	12,770
Shares issued in reinvestment of distributions to shareholders	2,067	6
Shares redeemed	(9,416)	(9,763)
Net increase (decrease) in shares outstanding	(5,878)	3,013
Shares outstanding at beginning of year	65,716	62,703
Shares outstanding at end of year	59,838	65,716

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended November 30, 2016	Year Ended November 30, 2015		Year Ended November 30, 2014		Period Ended November 30, 2013 (a)
Net asset value at beginning of period	$15.63	$16.29		$13.78		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.04		(0.00	)(b)	0.00	(b)
Net realized and unrealized gains (losses) on investments	1.40	(0.35)		2.66		3.78
Total from investment operations	1.64	(0.31)		2.66		3.78

Less distributions:
Dividends from net investment income	(0.04)	(0.00	)(b)	(0.00	)(b)	—
Distributions from net realized gains	(0.63)	(0.35)		(0.15)		—
Total distributions	(0.67)	(0.35)		(0.15)		—

Net asset value at end of period	$16.60	$15.63		$16.29		$13.78

Total return (c)	10.73%	(1.91%)		19.41%		37.80	%(d)

Net assets at end of period (000's)	$993,904	$590,582		$547,021		$97,948

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.38%	1.42%		1.45%		1.93	%(e)

Ratio of net expenses to average net assets	1.38%	1.42%		1.44	%(f)	1.45	%(e)(f)

Ratio of net investment income (loss) to average net assets	1.62%	0.24%		(0.00	%)(g)(f)	0.01	%(e)(f)

Portfolio turnover rate	36%	21%		20%		26	%(d)

(a)	Represents the period from the commencement of operations (February 4, 2013) through November 30, 2013.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses for the periods ended November 30, 2014 and 2013 (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

(g)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended November 30, 2016		Year Ended November 30, 2015		Period Ended November 30, 2014 (a)
Net asset value at beginning of period	$15.57		$16.27		$14.68

Income (loss) from investment operations:
Net investment income (loss)	0.30		0.01		(0.01)
Net realized and unrealized gains (losses) on investments	1.28		(0.36)		1.60
Total from investment operations	1.58		(0.35)		1.59

Less distributions:
Distributions from net investment income	(0.00	)(b)	—		—
Distributions from net realized gains	(0.63)		(0.35)		—
Total distributions	(0.63)		(0.35)		—

Net asset value at end of period	$16.52		$15.57		$16.27

Total return (c)	10.36%		(2.19%)		10.83	%(d)

Net assets at end of period (000's)	$58,213		$61,375		$9,033

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.70%		1.72%		2.39	%(e)

Ratio of net expenses to average net assets	1.70%		1.70	%(f)	1.70	%(e)(f)

Ratio of net investment income (loss) to average net assets	1.39%		0.03	%(f)	(0.18	%)(e)(f)

Portfolio turnover rate	36%		21%		20	%(d)(g)

(a)	Represents the period from the commencement of operations (February 24, 2014) through November 30, 2014.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses for the periods ended November 30, 2014 and 2013 (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

(g)	Represents the year ended November 30, 2014.

See accompanying notes to financial statements.

LYRICAL U.S. HEDGED VALUE FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended November 30, 2016	Year Ended November 30, 2015		Period Ended November 30, 2014 (a)
Net asset value at beginning of period	$9.45	$9.81		$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.13)		(0.04)
Net realized and unrealized gains (losses) on investments and securities sold short	0.57	(0.23)		(0.15)
Total from investment operations	0.55	(0.36)		(0.19)

Less distributions:
Distributions from net realized gains	(0.33)	(0.00	)(b)	—

Net asset value at end of period	$9.67	$9.45		$9.81

Total return (c)	5.88%	(3.66%)		(1.90%	)(d)

Net assets at end of period (000's)	$821	$777		$591

Ratios/supplementary data:
Ratio of total expenses to average net assets	16.71%	14.76%		16.57	%(e)

Ratio of net expenses to average net assets (f)	3.14%	3.16%		2.59	%(e)

Ratio of net expenses to average net assets excluding dividend expense (f)	2.08%	2.27%		1.99	%(e)

Ratio of net expenses to average net assets excluding dividend expense and prime brokerage expense on securities sold short (f)	1.75%	1.75%		1.75	%(e)

Ratio of net investment loss to average net assets (f)	(0.26%)	(1.49%)		(1.15	%)(e)

Portfolio turnover rate	17%	7%		9	%(d)

(a)	Represents the period from the commencement of operations (July 14, 2014) through November 30, 2014.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

LYRICAL U.S. HEDGED VALUE FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended November 30, 2016	Year Ended November 30, 2015		Period Ended November 30, 2014 (a)
Net asset value at beginning of period	$9.42	$9.80		$10.00

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.18)		(0.05)
Net realized and unrealized gains (losses) on investments and securities sold short	0.58	(0.20)		(0.15)
Total from investment operations	0.52	(0.38)		(0.20)

Less distributions:
Distributions from net realized gains	(0.33)	(0.00	)(b)	—

Net asset value at end of period	$9.61	$9.42		$9.80

Total return (c)	5.58%	(3.87%)		(2.00%	)(d)

Net assets at end of period (000's)	$575	$619		$614

Ratios/supplementary data:
Ratio of total expenses to average net assets	17.54%	15.49%		16.95	%(e)

Ratio of net expenses to average net assets (f)	3.39%	3.41%		2.84	%(e)

Ratio of net expenses to average net assets excluding dividend expense (f)	2.34%	2.52%		2.24	%(e)

Ratio of net expenses to average net assets excluding dividend expense and prime brokerage expense on securities sold short (f)	2.00%	2.00%		2.00	%(e)

Ratio of net investment loss to average net assets (f)	(0.53%)	(1.78%)		(1.38	%)(e)

Portfolio turnover rate	17%	7%		9	%(d)

(a)	Represents the period from the commencement of operations (July 14, 2014) through November 30, 2014.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

1. Organization

Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. Lyrical U.S. Value Equity Fund commenced operations on February 4, 2013. Lyrical U.S. Hedged Value Fund commenced operations on July 14, 2014.

The investment objective of each Fund is to seek to achieve long-term capital growth.

Each Fund offers two classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees and requiring a $100,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $2,500 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In October 2016, the Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

to market or other events, the Funds value their securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of November 30, 2016:

Lyrical U.S. Value Equity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$1,050,448,236	$—	$—	$1,050,448,236
Money Market Funds	10,620,620	—	—	10,620,620
Total	$1,061,068,856	$—	$—	$1,061,068,856

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Lyrical U.S. Hedged Value Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$1,517,807	$—	$—	$1,517,807
Money Market Funds	16,436	—	—	16,436
Total	$1,534,243	$—	$—	$1,534,243

Other Financial Instruments
Exchange-Traded Funds - Sold Short	$(749,048)	$—	$—	$(749,048)

Refer to the Funds’ Schedules of Investments and Schedule of Securities Sold Short, as applicable, for a listing of securities by industry or sector type. As of November 30, 2016, the Funds did not have any transfers between Levels. In addition, the Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of November 30, 2016. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Each Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders by the Funds during the years ended November 30, 2016 and 2015 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Lyrical U.S. Value Equity Fund -	11/30/2016	$ 3,276,517	$ 27,401,337	$ 30,677,854
Institutional Class	11/30/2015	$ 7,662,064	$ 4,196,682	$ 11,858,746
Lyrical U.S. Value Equity Fund -	11/30/2016	$ 116,943	$ 2,255,758	$ 2,372,701
Investor Class	11/30/2015	$ 123,919	$ 69,399	$ 193,318
Lyrical U.S. Hedged Value Fund -	11/30/2016	$ —	$ 27,448	$ 27,448
Institutional Class	11/30/2015	$ 34	$ 20	$ 54
Lyrical U.S. Hedged Value Fund -	11/30/2016	$ —	$ 20,037	$ 20,037
Investor Class	11/30/2015	$ 36	$ 21	$ 57

Lyrical U.S. Value Equity Fund made the following distributions subsequent to November 30, 2016 to shareholders of record on December 29, 2016:

			Per Share
	Record Date	Ex-Date	Ordinary Income
Lyrical U.S. Value Equity Fund - Institutional Class	12/29/2016	12/30/2016	$ 0.2375
Lyrical U.S. Value Equity Fund - Investor Class	12/29/2016	12/30/2016	0.1719

Short Positions – Lyrical U.S. Hedged Value Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability is then subsequently marked-to-market daily to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear other costs, such as charges for the prime brokerage accounts, in connection with the short positions. These costs are reported as dividend expense and prime brokerage expense on securities sold short, respectively, in the Statements of Operations. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 (“1940 Act”) to maintain assets consisting of cash, cash equivalents or other liquid securities equal to the market value of the securities sold short. The deposits with brokers for securities sold short are reported on the Statements of Assets and Liabilities. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

sold short. To the extent Lyrical U.S. Hedged Value Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s NAV greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Lyrical Asset Management LP (the “Adviser”) to accurately anticipate the future value of a security.

The Fund typically takes short positions in shares of exchange-traded funds (“ETFs”), which are subject to additional risks including premium or discount risk (when the market value of an ETF’s shares trade at a premium or discount to the ETF’s NAV) and index-tracking risk.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2016:

	Lyrical U.S. Value Equity Fund	Lyrical U.S. Hedged Value Fund
Tax cost of portfolio investments	$925,242,428	$1,499,113
Gross unrealized appreciation	$181,248,360	$188,052
Gross unrealized depreciation	(45,421,932)	(152,922)
Net unrealized appreciation	135,826,428	35,130
Net unrealized depreciation on securities sold short	—	(72,400)
Undistributed ordinary income	15,416,437	—
Undistributed long-term gains	373,005	3,555
Accumulated capital and other losses	—	(133)
Distributable earnings	$151,615,870	$(33,848)

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

As of November 30, 2016, the proceeds of securities sold short on a tax basis is $676,648 for Lyrical U.S. Hedged Value Fund.

The difference between the federal income tax cost of portfolio investments and securities sold short and the financial statement cost of portfolio investments and securities sold short is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Net qualified late year losses represent ordinary losses incurred after December 31, 2015 and specified capital losses incurred after October 31, 2016. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended November 30, 2016, Lyrical U.S. Hedged Value Fund intends to defer $133 of late year ordinary losses to December 1, 2016 for federal income tax purposes.

For the year ended November 30, 2016, the following reclassifications were made as a result of permanent differences between financial statement and income tax reporting requirements:

	Lyrical U.S. Value Equity Fund	Lyrical U.S. Hedged Value Fund
Paid-in capital	$—	$(4,955)
Accumulated net investment income (loss)	—	4,955
Accumulated net realized gains (losses) from security transactions	—	—

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Funds’ tax positions for all open tax periods (periods ended November 30, 2013 through November 30, 2016 for Lyrical U.S. Value Equity Fund and November 30, 2014 through November 30, 2016 for Lyrical U.S. Hedged Value Fund) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, amounted to $606,334,158 and $339,641,057, respectively, for Lyrical U.S. Value Equity Fund and $232,460 and $237,112, respectively, for Lyrical U.S. Hedged Value Fund.

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund pay the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% and 1.55%, respectively, of average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until March 31, 2018, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Funds (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of each Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

	Institutional Class	Investor Class
Lyrical U.S. Value Equity Fund	1.45%	1.70%
Lyrical U.S. Hedged Value Fund	1.75%	2.00%

Accordingly, during the year ended November 30, 2016, the Adviser did not collect any of its investment advisory fees from Lyrical U.S. Hedged Value Fund and, in addition, reimbursed other operating expenses of $165,738.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses of the Funds to exceed the foregoing expense limitations. During the year ended November 30, 2016, the Adviser recouped from Lyrical U.S. Value Equity Fund $22,152 of prior years’ investment advisory fee reductions and expense reimbursements. As of November 30, 2016, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

	November 30, 2017	November 30, 2018	November 30, 2019	Total
Lyrical U.S. Value Equity Fund	$ —	$ 2,918	$ —	$ 2,918
Lyrical U.S. Hedged Value Fund	$ 59,418	$ 164,816	$ 186,666	$ 410,900

The Principal Executive Officer of the Funds is also an officer of the Adviser.

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds).

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

DISTRIBUTION PLAN

The Funds have adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which permits Investor Class shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of each Fund’s average daily net assets allocable to Investor Class shares. The Funds have not adopted a plan of distribution with respect to the Institutional Class shares. During the year ended November 30, 2016, the Investor Class shares of Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund incurred $189,100 and $1,465, respectively, of distribution fees under the Plan.

TRUSTEE COMPENSATION

Effective October 1, 2016, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from each Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 1, 2016, each Fund paid each Independent Trustee a fee of $500 for each Board meeting attended plus a $500 annual retainer.

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2016, the following shareholders owned of record 5% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Lyrical U.S. Value Equity Fund - Institutional Class
Morgan Stanley Smith Barney LLC (for the benefit of its customers)	37%
Charles Schwab & Company, Inc. (for the benefit of its customers)	17%
Merrill Lynch, Pierce, Fenner & Smith (for the benefit of its customers)	7%
Lyrical U.S. Value Equity Fund - Investor Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	86%
Lyrical U.S. Hedged Value Fund - Institutional Class
Lyrical Asset Management LP	61%
Ann S. Riesenberg	24%
George Wellington	13%
Lyrical U.S. Hedged Value Fund - Investor Class
Lyrical Asset Management LP	86%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of that Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of November 30, 2016, Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund had 31.3% and 33.3%, respectively, of the value of their net assets invested in stocks within the Information Technology sector.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the payment of ordinary income dividends subsequent to the end of the reporting period, as disclosed in Note 2.

LYRICAL FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Lyrical U.S. Value Equity Fund
and Lyrical U.S. Hedged Value Fund

We have audited the accompanying statements of assets and liabilities of Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund, each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund as of November 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 26, 2017

LYRICAL FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2016) and held until the end of the period (November 30, 2016).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

LYRICAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
Lyrical U.S. Value Equity Fund
Institutional Class
Based on Actual Fund Returns	$ 1,000.00	$ 1,114.00	1.38%	$ 7.29
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.10	1.38%	$ 6.96
Investor Class
Based on Actual Fund Returns	$ 1,000.00	$ 1,111.70	1.70%	$ 8.97
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,016.50	1.70%	$ 8.57
Lyrical U.S. Hedged Value Fund
Institutional Class
Based on Actual Fund Returns	$ 1,000.00	$ 1,066.20	3.00%	$ 15.50
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,010.00	3.00%	$ 15.08
Investor Class
Based on Actual Fund Returns	$ 1,000.00	$ 1,065.40	3.25%	$ 16.78
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,008.75	3.25%	$ 16.32

(a)	Annualized, based on the Fund's most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LYRICAL FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-884-8099. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by each Fund during the fiscal year ended November 30, 2016. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Lyrical U.S. Value Equity Fund intends to designate up to a maximum amount of $3,393,460 as taxed at a maximum rate of 23.8%. Additionally, Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund intend to designate up to a maximum amount of $29,657,095 and $47,485, respectively, as a long-term capital gain distribution. As required by federal regulations, complete information was computed and reported in conjunction with your 2016 Form 1099-DIV.

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name and Year of Birth	Length of Time Served	Position Held with the Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	25	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	25	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register, Inc. (formerly The Standard Register Company) from 2011 to 2016	25	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	25	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position Held with the Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Andrew B. Wellington 405 Park Avenue, 6th Floor, New York, New York 10022 Year of Birth: 1968	Since January 2013	Principal Executive Officer of Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund	Managing Director of Lyrical Asset Management LP (2008 to present)
David R. Carson Year of Birth: 1958	Since April 2013	President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	V.P., Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position Held with the Trust	Principal Occupation(s) During Past 5 Years
Bo J. Howell Year of Birth: 1981	Since October 2014	Secretary (April 2015 to present); Assistant Secretary (October 2014 to April 2015)

Secretary, Unified Series Trust (2016 to present); V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager at Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-884-8099.

LYRICAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Funds’ Investment Advisory Agreement with Lyrical Asset Management LP (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on October 24-25, 2016, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and its counsel. The Board also recalled its review of the materials related to the Funds and the Adviser throughout the preceding 12 months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Funds during that period.

In considering whether to approve the continuation of the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to each Fund including, without limitation, its investment advisory services since each Fund’s inception; its compliance procedures and practices; its efforts to promote the Fund and assist in its distribution; and its compliance program. The Board also noted that the Funds’ Principal Executive Officer is an employee of the Adviser and serves the Funds without additional compensation. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser to each Fund were satisfactory and adequate.

The investment performance of the Funds. In this regard, the Board compared the performance of each Fund with the performance of its benchmark indexes, custom peer group, and Morningstar categories. The Board also considered the consistency of the Adviser’s management with each Fund’s investment objective and policies. The Board noted that the Lyrical Value Fund had overperformed relative to its peer group and Morningstar category for the three-year period and underperformed over the one-year period, each period ending September 30, 2016. Following additional discussion of the investment performance of each Fund; the Adviser’s experience in managing mutual funds, private funds, and separate accounts; the Adviser’s historical investment performance; and other factors, the Board concluded that the investment performance of each Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Funds. In this regard, the Board considered the Adviser’s staffing; methods of operating; the education and experience of its personnel; its compliance program; its financial condition and the level of commitment to the Funds; the asset level of each Fund; the overall expenses of each Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board

LYRICAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

considered its discussion with the Adviser regarding its Expense Limitation Agreement (the “ELA”) with the Funds, and considered the Adviser’s current and past fee reductions and expense reimbursements for the Funds. The Board further took into account the Adviser’s willingness to continue the ELA for the Funds until at least March 31, 2018.

The Board also considered potential benefits for the Adviser in managing the Funds, including promotion of the Adviser’s name. The Board compared each Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Funds and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the Fund, and the nature of the investment strategies. The Board noted that each Fund’s advisory fee was higher than the average and median advisory fee for the fund’s peer group and Morningstar category. The Board also considered the Adviser’s commitment to limit each Fund’s expenses under the ELA. The Board further noted that the overall expense ratio for each Fund was higher than the average and median expense ratio for the other funds in each Fund’s peer group and Morningstar category. The Board also compared the fees paid by each Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services received by the Funds. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable to each of the Funds. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of each Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that for each Fund, the advisory fees paid to the Adviser by the Fund are fair and reasonable.

The extent to which the Funds and their investors would benefit from economies of scale. In this regard, the Board considered that for each Fund, the fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Funds have experienced benefits from the ELA and shareholders of the Lyrical Hedged Fund will continue to experience benefits from the ELA until the Fund’s assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the asset levels for each Fund, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser will continue to provide benefits and that each Fund’s arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the Funds. The Board also considered the historical portfolio turnover rate

LYRICAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

for each Fund; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating broker-dealers; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined for each Fund that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Funds; the Adviser’s process for allocating trades among the Funds and its other clients; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for each Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

This page intentionally left blank.

RYAN LABS CORE BOND FUND

(RLCBX)

RYAN LABS LONG CREDIT FUND

(RLLCX)

Annual Report

November 30, 2016

RYAN LABS FUNDS LETTER TO SHAREHOLDERS	December 20, 2016

Dear Shareholders,

Following is the Annual Report to shareholders of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund (collectively, the “Funds”) for the fiscal year ended November 30, 2016. On behalf of the investment manager, Ryan Labs Asset Management, Inc., we would like to thank you for your continued investment.

MARKET RECAP

We believe strength in commodity-related sectors has helped stabilize credit markets after oil prices largely contributed to the first quarter turmoil. Liquidity has improved recently as demand for corporate credit has been strong from both domestic and international buyers. In corporates, third quarter earnings growth has been flat yet has exceeded depressed analyst expectations, while leverage remains higher than a few years ago. Despite this, corporate management has been able to take advantage of the low cost of capital environment to continue to access the debt markets. YTD ending November 30, 2016 the Bloomberg Barclays U.S. Corporate Index has generated excess returns (over duration neutral Treasuries) of 4.07% while the Bloomberg Barclays U.S. Corporate Long Index generated excess returns of 7.57%. The 10 year US treasury yield has increased from 1.58% on August 31, 2016 to 2.38% on November 30, 2016. CMBS spreads have tightened alongside other credit sectors yet pockets of the market remain wide due to commercial real estate (CRE) fundamental concerns. We believe the largest fear has primarily been the outlook for the retail sector, as malls have had mixed performance with the rise of Amazon and other Internet based retailers gaining market share. In ABS, credit has tightened materially over the last several months, as lower macro volatility and higher front-end yields have helped technically, attracting capital to the sector. Fundamentally, the US consumer has continued to perform well, helping ABS subsectors tied to consumer credit such as auto receivables and credit cards. Student loan debt remains the exception, as the future of the space continues to experience policy uncertainty. In the Agency MBS sector, the steepening of the yield curve has led to underperformance of lower coupon conventional mortgage paper as the negative convexity inherent in the space was on full display. The MBS index lengthened into the rates sell-off, exacerbating underperformance versus treasuries.

RYAN LABS CORE BOND FUND (RLCBX)

INVESTMENT PHILOSOPHY

The overall investment objective of Ryan Labs Core Bond Fund (the “Fund”) is to seek total return, consisting of current income and capital appreciation, versus the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”). We attempt to accomplish this investment objective by investing at least 80% of Fund assets in US dollar-denominated, investment-grade fixed income securities. There have been no changes to this philosophy.

1

PERFORMANCE SUMMARY

Quarter-to-date ending November 30, 2016, the Fund returned -3.10% compared to the Benchmark return of –3.17%, outperforming the Benchmark by 7 bps. For the year ending November 30, 2016 the Fund returned 2.69% compared to the Benchmark return of 2.17%, outperforming by 52 bps. We continued to be overweight Financials in Q4 2016 which contributed towards outperformance. Our decision to overweight securitized issuers hurt performance in the fourth quarter. Issuers that contributed to outperformance were the Kingdom of Saudi Arabia, a few CMBS issuers and Voya. The top five underperformers were mainly securitized issuers.

RYAN LABS LONG CREDIT FUND

INVESTMENT PHILOSOPHY

The investment objective of Ryan Labs Long Credit Fund (the “Long Credit Fund”) is to seek total return (consisting of current income and capital appreciation). The benchmark for this strategy is the Bloomberg Barclays U.S. Long Credit Index (the “Long Credit Benchmark”). We attempt to accomplish this investment objective by investing at least 80% of Long Credit Fund assets in U.S. dollar-denominated investment-grade debt securities. There have been no changes to this philosophy. The inception date of the Long Credit Fund is November 13, 2015.

PERFORMANCE SUMMARY

Quarter-to-date ending November 30, 2016, the Long Credit Fund’s total return was -8.07% compared to the Long Credit Benchmark return of -7.81%, underperforming the Benchmark by 26 bps. For the year ending November 30, 2016 the Long Credit Fund returned 7.11% compared to the Long Credit Benchmark return of 7.20%, underperforming by 9 bps. The portfolio was underweight Industrials while being overweight the Financial sector. This positioning of the portfolio contributed towards negative excess returns relative to the Long Credit Benchmark. Top performers included Teachers Insurance and Annuity Association of America, Buckeye Partners, French utility EDF, and Energy Transfer Partners. Underperformers included Wells Fargo, JP Morgan, AT&T, Mexico and New York City Water and Sewer bonds.

OUTLOOK

The main themes for 2017 are President-elect Trump’s policy changes related to cash repatriation, lowering corporate taxes, increasing infrastructure spending, defense spending and the Federal Open Market Committee's (the "FOMC") unexpected hawkish view looking into 2017. So far this has meant higher bond yields, a stronger U.S. dollar, tighter corporate bond spreads, strong equity performance against political uncertainty in Europe and new questions about international relations with China and Russia. Trump’s proposed reforms in immigration could lead to higher costs from labor and lowering profit margins. We are monitoring the impact of changes in corporate taxation on supply dynamics in corporate credit.

After the FOMC’s rate hike on December 15, 2016, and with its more hawkish view for 2017, we could see an accelerated pace of corporate debt issuance early, but if changes to corporate taxes limit or eliminate interest deductibility this could offset those gains,

2

particularly in the long run. Higher oil prices post OPEC deal could help lower the high debt levels versus cash flow in the energy sector. We continue to be cautious on credit markets as leverage is historically high and spreads adjusted for leverage are at long term tight levels. However, we would look to add to corporate credit names, some of which have deleveraged their balance sheets and provide what we believe to be acceptable risk/reward profiles, and add through new issue concessions.

Sean McShea
President, Ryan Labs Asset Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-561-3087.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus, please visit our website at www.ryanlabsfunds.com or call 1-866-561-3087 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ Adviser with respect to those securities may change at any time. For a complete list of securities held by the Funds as of November 30, 2016, please see the Schedules of Investments sections of the Annual Report.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

RYAN LABS CORE BOND FUND
PERFORMANCE INFORMATION
November 30, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Ryan Labs Core Bond Fund versus the
Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns For the Periods Ended November 30, 2016
	1 Year	Since Inception(b)
Ryan Labs Core Bond Fund(a)	2.69%	1.82%
Bloomberg Barclays U.S. Aggregate Bond Index	2.17%	1.67%

(a)	The Fund’s total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of shares.

(b)	The Fund commenced operations on December 29, 2014.

4

RYAN LABS LONG CREDIT FUND
PERFORMANCE INFORMATION
November 30, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Ryan Labs Long Credit Fund versus the
Bloomberg Barclays U.S. Long Credit Index

Average Annual Total Returns For the Periods Ended November 30, 2016
	1 Year	Since Inception(b)
Ryan Labs Long Credit Fund(a)	7.11%	7.51%
Bloomberg Barclays U.S. Long Credit Index	7.20%	7.97%

(a)	The Fund’s total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of shares.

(b)	The Fund commenced operations on November 13, 2015.

5

RYAN LABS CORE BOND FUND
PORTFOLIO INFORMATION
November 30, 2016 (Unaudited)

Asset Allocation (% of Net Assets)

Top 10 Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 1.375%, due 10/31/2020	6.5%
U.S. Treasury Notes, 0.750%, due 10/31/2017	3.6%
U.S. Treasury Notes, 1.375%, due 08/31/2020	3.0%
U.S. Treasury Notes, 2.125%, due 12/31/2021	2.8%
U.S. Treasury Notes, 0.750%, due 09/30/2018	2.5%
Federal Home Loan Mortgage Corporation, Pool #G08707, 4.000%, due 05/01/2046	2.4%
Federal Home Loan Mortgage Corporation, Pool #G08737, 3.000%, due 12/01/2046	1.9%
U.S. Treasury Notes, 2.500%, due 05/15/2024	1.9%
U.S. Treasury Bonds, 2.250%, due 08/15/2046	1.7%
U.S. Treasury Bonds, 5.375%, due 02/15/2031	1.6%

6

RYAN LABS LONG CREDIT FUND
PORTFOLIO INFORMATION
November 30, 2016 (Unaudited)

Asset Allocation (% of Net Assets)

Top 10 Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 2.250%, due 08/15/2046	4.9%
U.S. Treasury Notes, 2.000%, due 11/15/2026	2.2%
AT&T, Inc., 4.500%, due 05/15/2035	1.9%
GE Capital International Funding Company, 144A, 4.418%, due 11/15/2035	1.9%
Teachers Insurance & Annuity Association of America, 144A, 4.900%, due 09/15/2044	1.8%
Verizon Communications, Inc., 4.400%, 11/01/2034	1.6%
Comcast Corporation, 4.250%, due 01/15/2033	1.6%
United Mexican States, 4.750%, due 03/08/2044	1.5%
Anheuser-Busch InBev SA/NV, 4.900%, due 02/01/2046	1.5%
JPMorgan Chase & Company, 3.900%, due 07/15/2025	1.5%

7

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS November 30, 2016
U.S. TREASURY OBLIGATIONS — 37.1%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 27.9%
U.S. Treasury Notes	0.750%	10/31/17	$3,600,000	$3,596,767
U.S. Treasury Notes	0.750%	09/30/18	2,500,000	2,483,693
U.S. Treasury Notes	1.250%	11/15/18	145,000	145,363
U.S. Treasury Notes	1.000%	11/15/19	180,000	177,961
U.S. Treasury Notes	1.375%	03/31/20	335,000	333,482
U.S. Treasury Notes	1.375%	08/31/20	2,995,000	2,965,400
U.S. Treasury Notes	1.375%	09/30/20	500,000	494,571
U.S. Treasury Notes	1.375%	10/31/20	6,580,000	6,502,632
U.S. Treasury Notes	1.125%	02/28/21	285,000	277,619
U.S. Treasury Notes	1.375%	04/30/21	105,000	103,138
U.S. Treasury Notes	2.250%	04/30/21	160,000	163,075
U.S. Treasury Notes	1.125%	06/30/21	250,000	242,344
U.S. Treasury Notes	1.125%	07/31/21	500,000	484,121
U.S. Treasury Notes	1.125%	08/31/21	15,000	14,518
U.S. Treasury Notes	1.125%	09/30/21	530,000	512,154
U.S. Treasury Notes	2.125%	09/30/21	360,000	364,064
U.S. Treasury Notes	1.250%	10/31/21	1,105,000	1,073,317
U.S. Treasury Notes	2.125%	12/31/21	2,760,000	2,786,198
U.S. Treasury Notes	2.000%	02/15/22	40,000	40,131
U.S. Treasury Notes	1.625%	11/15/22	415,000	404,625
U.S. Treasury Notes	1.375%	09/30/23	560,000	531,913
U.S. Treasury Notes	1.625%	10/31/23	1,340,000	1,293,309
U.S. Treasury Notes	2.750%	02/15/24	150,000	155,402
U.S. Treasury Notes	2.500%	05/15/24	1,840,000	1,870,187
U.S. Treasury Notes	1.625%	05/15/26	140,000	131,086
U.S. Treasury Notes	1.500%	08/15/26	590,000	544,920
U.S. Treasury Notes	2.000%	11/15/26	335,000	324,126
				28,016,116
U.S. Treasury Bonds — 9.2%
U.S. Treasury Bonds	5.375%	02/15/31	1,190,000	1,594,461
U.S. Treasury Bonds	4.500%	02/15/36	1,235,000	1,572,937
U.S. Treasury Bonds	5.000%	05/15/37	165,000	223,156
U.S. Treasury Bonds	4.375%	02/15/38	55,000	68,877
U.S. Treasury Bonds	4.500%	05/15/38	415,000	528,314
U.S. Treasury Bonds	4.250%	05/15/39	810,000	991,522
U.S. Treasury Bonds	3.000%	05/15/42	1,240,000	1,235,835
U.S. Treasury Bonds	2.500%	02/15/46	145,000	129,792
U.S. Treasury Bonds	2.500%	05/15/46	1,235,000	1,105,229

8

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
U.S. TREASURY OBLIGATIONS — 37.1% (Continued)	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds — 9.2% (Continued)
U.S. Treasury Bonds	2.250%	08/15/46	$2,070,000	$1,751,737
				9,201,860
Total U.S. Treasury Obligations (Cost $37,585,645)				$37,217,976

MORTGAGE-BACKED SECURITIES — 23.0%	Coupon	Maturity	Par Value	Value
Commercial — 9.3%
AMSR Mortgage Trust, Series 2016-SFR1, Class D, 144A (a)	2.950%	11/17/33	$1,000,000	$999,998
CD Commercial Mortgage Trust, Series 2016-CD2, Class C (b)	4.031%	11/10/49	215,000	213,251
Commercial Mortgage Trust, Series 2012-CR4, Class D, 144A (a)	4.724%	10/15/45	440,000	417,359
Commercial Mortgage Trust, Series 2013-LC6, Class AM	3.282%	01/10/46	49,000	49,676
Commercial Mortgage Trust, Series 2015-LC21, Class C (a)	4.312%	07/10/48	120,000	107,534
Credit Suisse Mortgage Trust, Series 2013-IVR3, Class A1, 144A	2.500%	05/25/43	506,127	476,155
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class D (a)	3.505%	08/15/48	808,687	590,715
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class D (a)	4.352%	06/15/57	260,000	185,046
GS Mortgage Securities Trust, Series 2016-GS3-C, Class C (a)	3.999%	10/10/49	230,000	219,909
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class C (a)	4.380%	10/15/48	755,000	675,475
JPMCC Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 144A (a)	2.949%	10/06/38	70,000	68,114
JPMCC Commercial Mortgage Securities Trust, Series 2014-FRR1, Class B702, 144A	4.234%	04/27/44	630,000	615,887
JPMCC Commercial Mortgage Securities Trust, Series 2012-LC9, Class E, 144A (a)	4.562%	12/15/47	711,000	657,786

9

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 23.0% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 9.3% (Continued)
JPMCC Commercial Mortgage Securities Trust, Series 2014-FRR1, Class BK10, 144A (a)	2.874%	11/27/49	$420,000	$386,812
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class B (a)	3.638%	12/15/49	170,000	170,516
Starwood Retail Property Trust, Series 2014-STAR, Class C, 144A (a)	3.038%	11/15/27	45,000	44,295
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class E, 144A (a)	6.063%	01/10/45	1,000,000	1,066,114
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class AM	5.383%	12/15/43	240,000	240,510
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class B	2.967%	08/15/49	210,000	200,798
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class D, 144A (a)	4.601%	12/15/45	1,335,000	1,201,705
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class D (a)	4.056%	09/15/57	1,000,000	742,383
				9,330,038
Federal Home Loan Mortgage Corporation — 7.2%
Federal Home Loan Mortgage Corporation, Pool #J19087	3.000%	05/01/27	360,386	370,647
Federal Home Loan Mortgage Corporation, Pool #G18481	3.000%	09/01/28	256,318	263,631
Federal Home Loan Mortgage Corporation, Pool #G18622	2.500%	12/01/31	400,000	401,846
Federal Home Loan Mortgage Corporation, Pool #A93093	4.500%	07/01/40	113,589	123,539
Federal Home Loan Mortgage Corporation, Pool #A94472	4.000%	10/01/40	189,352	200,109
Federal Home Loan Mortgage Corporation, Pool #Q19470	3.000%	06/01/43	219,066	218,753
Federal Home Loan Mortgage Corporation, Pool #Q20576	3.000%	08/01/43	404,491	403,372
Federal Home Loan Mortgage Corporation, Pool #G08572	3.500%	02/01/44	149,880	153,899
Federal Home Loan Mortgage Corporation, Pool #G08677	4.000%	11/01/45	666,143	700,895
Federal Home Loan Mortgage Corporation, Pool #G08707	4.000%	05/01/46	2,263,851	2,382,544

10

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 23.0% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 7.2% (Continued)
Federal Home Loan Mortgage Corporation, Pool #G08737	3.000%	12/01/46	$1,960,000	$1,952,993
				7,172,228
Federal National Mortgage Association — 4.9%
Federal National Mortgage Association, Series 2015-M7, Class AB2	2.502%	12/25/24	160,000	155,426
Federal National Mortgage Association, Pool #AJ7494	3.000%	12/01/26	253,396	261,127
Federal National Mortgage Association, Pool #AO7976	3.000%	06/01/27	91,994	94,747
Federal National Mortgage Association, Pool #AB5490	3.000%	07/01/27	89,916	92,601
Federal National Mortgage Association, Pool #AE0443	6.500%	10/01/39	26,252	29,737
Federal National Mortgage Association, Pool #AB5379	3.500%	06/01/42	1,428,623	1,467,872
Federal National Mortgage Association, Pool #AB6670	3.000%	10/01/42	199,123	199,377
Federal National Mortgage Association, Pool #AB9345	3.000%	05/01/43	394,591	395,092
Federal National Mortgage Association, Pool #AB9350	3.000%	05/01/43	171,319	171,536
Federal National Mortgage Association, Pool #AB9558	3.000%	06/01/43	409,129	409,649
Federal National Mortgage Association, Pool #AT5860	3.500%	06/01/43	741,478	764,693
Federal National Mortgage Association, Pool #AL4010	3.500%	07/01/43	179,764	185,716
Federal National Mortgage Association, Pool #AS1338	5.000%	12/01/43	234,014	256,386
Federal National Mortgage Association, Pool #AL5625	3.500%	03/01/44	107,844	111,376
Federal National Mortgage Association, Pool #AL5538	4.000%	07/01/44	79,413	84,317
Federal National Mortgage Association, Pool #AS5165	3.000%	06/01/45	213,304	213,390
				4,893,042

11

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 23.0% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 1.6%
Government National Mortgage Association, Pool #5175	4.500%	09/20/41	$106,887	$116,536
Government National Mortgage Association, Pool #MA3937	3.500%	09/20/46	1,288,295	1,342,967
Government National Mortgage Association, Series 2014-13, Class VA	3.000%	01/16/54	171,313	183,233
				1,642,736
Total Mortgage-Backed Securities (Cost $23,436,348)				$23,038,044

ASSET-BACKED SECURITIES — 11.2%	Coupon	Maturity	Par Value	Value
American Credit Acceptance Receivables Trust, Series 2016-3, Class B, 144A	2.870%	08/12/22	$455,000	$451,793
American Credit Acceptance Receivables Trust, Series 2016-4, Class D, 144A	4.110%	04/12/23	500,000	494,840
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class D	3.000%	06/08/21	570,000	577,548
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class D	3.590%	02/08/22	275,000	281,163
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D	2.710%	09/08/22	400,000	395,218
Avis Budget Rental Car Funding (AESOP), LLC, Series 2012-3A, Class B, 144A	3.040%	03/20/19	90,000	90,421
Avis Budget Rental Car Funding (AESOP), LLC, Series 2013-1A, Class B, 144A	2.620%	09/20/19	70,000	69,870
CPS Auto Trust, Series 2015-C, Class A, 144A	1.770%	06/17/19	90,780	90,919
Cronos Containers Program Ltd., Series 2013-1A, Class A, 144A	3.080%	04/18/28	25,667	24,666
Drive Auto Receivables Trust, Series 2016-BA, Class C, 144A (a)	3.190%	07/15/22	540,000	545,084
Drive Auto Receivables Trust, Series 2016-BA, Class D, 144A	4.530%	08/15/23	980,000	988,945

12

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ASSET-BACKED SECURITIES — 11.2% (Continued)	Coupon	Maturity	Par Value	Value
Drive Auto Receivables Trust, Series 2016-CA, Class D, 144A (b)	4.180%	03/15/24	$1,100,000	$1,099,784
Exeter Automobile Receivables Trust, Series 2016-3A, Class C, 144A	4.220%	06/15/22	770,000	763,775
Morgan Stanley Capital I Trust, Series 2016-UB11, Class D, 144A	3.500%	08/15/49	260,000	190,793
MVW Owner Trust, Series 2013-1A, Class B, 144A	2.740%	04/22/30	43,461	43,595
Santander Drive Auto Receivables Trust, Series 2015-1, Class D	3.240%	04/15/21	150,000	152,221
Santander Drive Auto Receivables Trust, Series 2015-3, Class D	3.490%	05/17/21	1,280,000	1,303,890
Santander Drive Auto Receivables Trust, Series 2016-1, Class D	4.020%	04/15/22	600,000	621,612
Santander Drive Auto Receivables Trust, Series 2016-2, Class D (a)	3.390%	04/15/22	790,000	799,769
Santander Drive Auto Receivables Trust, Series 2016-3, Class D	2.800%	08/15/22	660,000	651,507
Shops at Crystals Trust, Series 2016-CSTL, Class D, 144A	3.731%	07/05/36	510,000	467,176
Sierra Receivables Funding Company, LLC, Series 2014-2A, Class B	2.400%	06/20/31	83,107	83,142
Sierra Receivables Funding Company, LLC, Series 2016-3A, Class B, 144A	2.630%	10/20/33	458,626	453,051
Structured Agency Credit Risk Debt Notes, Series 15-DN1, Class M2 (a)	2.984%	01/25/25	401,360	403,208
Structured Agency Credit Risk Debt Notes, Series 2016-DNA2, Class M2 (a)	2.784%	10/25/28	180,000	182,044
Total Asset-Backed Securities (Cost $11,224,406)				$11,226,034

CORPORATE BONDS — 26.9%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 1.6%
21st Century Fox America, 144A	4.750%	11/15/46	$90,000	$91,316
Alibaba Group Holding Ltd.	2.500%	11/28/19	205,000	206,361
Comcast Corporation	3.600%	03/01/24	510,000	527,836
Mattel, Inc.	2.350%	08/15/21	315,000	308,779
Priceline Group, Inc. (The)	3.600%	06/01/26	290,000	286,944
Starbucks Corporation	2.100%	02/04/21	210,000	209,026
				1,630,262

13

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 26.9% (Continued)	Coupon	Maturity	Par Value	Value
Consumer Staples — 1.2%
Bunge Ltd. Finance Corporation	3.250%	08/15/26	$455,000	$438,099
Kraft Heinz Foods Company	5.200%	07/15/45	370,000	393,464
Walgreens Boots Alliance, Inc.	3.100%	06/01/23	360,000	355,450
				1,187,013
Energy — 2.2%
BP Capital Markets plc	1.375%	05/10/18	90,000	89,683
BP Capital Markets plc	3.216%	11/28/23	280,000	279,827
Chevron Corporation	1.561%	05/16/19	250,000	248,513
Chevron Corporation	2.419%	11/17/20	165,000	166,175
Enbridge, Inc.	5.500%	12/01/46	275,000	282,159
Exxon Mobil Corporation	2.726%	03/01/23	180,000	179,761
Phillips 66	4.875%	11/15/44	330,000	339,722
Plains All American Pipeline LP/PAA Finance Corporation	4.500%	12/15/26	115,000	113,564
Shell International Finance B.V.	1.875%	05/10/21	185,000	180,269
Shell International Finance B.V.	4.000%	05/10/46	350,000	324,859
Total Capital Canada Ltd.	1.550%	06/28/17	40,000	40,049
				2,244,581
Financials — 14.0%
Air Lease Corporation	2.125%	01/15/20	250,000	246,049
American International Group, Inc.	3.900%	04/01/26	435,000	441,499
Bank of America Corporation	1.650%	03/26/18	905,000	905,043
Bank of America Corporation	7.625%	06/01/19	210,000	236,457
Bank of America Corporation	5.875%	01/05/21	185,000	206,802
Bank of America Corporation	3.500%	04/19/26	340,000	335,704
Bank of America Corporation	3.248%	10/21/27	285,000	271,598
Bank of Montreal	1.500%	07/18/19	200,000	197,407
Bank of New York Mellon Corporation	3.000%	10/30/28	480,000	455,840
Bear Stearns Companies, LLC	7.250%	02/01/18	405,000	430,172
Berkshire Hathaway, Inc.	2.100%	08/14/19	80,000	80,708
BNP Paribas	2.400%	12/12/18	1,390,000	1,403,005
Citigroup, Inc.	2.050%	12/07/18	70,000	70,028
Citigroup, Inc.	3.300%	04/27/25	185,000	181,090
Citigroup, Inc.	4.600%	03/09/26	370,000	381,370
Citigroup, Inc.	4.450%	09/29/27	325,000	329,514
Fifth Third Bank	1.625%	09/27/19	155,000	152,876
General Electric Capital Corporation	5.625%	05/01/18	165,000	174,737
Goldman Sachs Group, Inc.	2.625%	01/31/19	300,000	303,173
Goldman Sachs Group, Inc.	2.750%	09/15/20	190,000	190,897
Goldman Sachs Group, Inc.	3.750%	02/25/26	225,000	226,440

14

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 26.9% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 14.0% (Continued)
Huntington Bancshares, Inc.	2.600%	08/02/18	$115,000	$116,109
Huntington Bancshares, Inc.	2.300%	01/14/22	225,000	218,788
JPMorgan Chase & Company	2.250%	01/23/20	1,245,000	1,241,139
JPMorgan Chase & Company	3.625%	12/01/27	255,000	248,325
Lazard Group, LLC	3.625%	03/01/27	455,000	432,786
Loews Corporation	3.750%	04/01/26	320,000	325,033
Morgan Stanley	5.550%	04/27/17	285,000	289,738
Morgan Stanley	3.125%	07/27/26	185,000	177,234
Morgan Stanley	3.950%	04/23/27	175,000	173,248
Paccar Financial Corporation	1.400%	11/17/17	75,000	75,173
Royal Bank of Canada	1.625%	04/15/19	185,000	183,444
State Street Corporation	1.950%	05/19/21	195,000	191,175
Sumitomo Mitsui Financial Group, Inc.	2.442%	10/19/21	435,000	427,922
Suntrust Banks, Inc.	2.700%	01/27/22	285,000	285,079
Toyota Motor Credit Corporation	1.375%	01/10/18	130,000	129,958
Toyota Motor Credit Corporation	2.100%	01/17/19	145,000	145,793
Toyota Motor Credit Corporation	3.400%	09/15/21	105,000	109,610
U.S. Bancorp	1.950%	11/15/18	125,000	125,680
Voya Financial, Inc.	3.650%	06/15/26	200,000	193,144
Voya Financial, Inc.	4.800%	06/15/46	370,000	349,408
Wells Fargo & Company	3.000%	10/23/26	40,000	38,275
Wells Fargo & Company	4.300%	07/22/27	185,000	191,262
Westpac Banking Corporation	2.100%	05/13/21	190,000	186,201
Westpac Banking Corporation	4.322%	11/23/31	940,000	931,921
				14,006,854
Health Care — 1.7%
Abbvie, Inc.	4.450%	05/14/46	100,000	93,801
Actavis, Inc.	1.875%	10/01/17	695,000	696,302
Amgen, Inc.	4.400%	05/01/45	315,000	300,777
Biogen, Inc.	4.050%	09/15/25	265,000	272,793
Celgene Corporation	3.875%	08/15/25	5,000	5,083
Celgene Corporation	5.000%	08/15/45	185,000	191,253
Medtronic, Inc.	1.375%	04/01/18	80,000	79,888
Medtronic, Inc.	2.500%	03/15/20	30,000	30,293
				1,670,190
Industrials — 0.4%
CSX Corporation	2.600%	11/01/26	220,000	206,134
CSX Corporation	3.800%	11/01/46	125,000	113,401
FedEx Corporation	4.550%	04/01/46	100,000	99,678

15

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 26.9% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 0.4% (Continued)
Glencore Funding, LLC, 144A	2.500%	01/15/19	$9,000	$8,933
				428,146
Information Technology — 1.3%
Apple, Inc.	1.000%	05/03/18	235,000	233,924
Cisco Systems, Inc.	1.400%	02/28/18	200,000	200,099
Intel Corporation	1.350%	12/15/17	80,000	80,160
Microsoft Corporation	3.700%	08/08/46	360,000	335,050
Motorola Solutions, Inc.	3.750%	05/15/22	400,000	400,770
				1,250,003
Materials — 0.8%
Ecolab, Inc.	1.450%	12/08/17	125,000	124,958
LyondellBasell Industries N.V.	5.000%	04/15/19	65,000	68,799
Monsanto Company	5.500%	08/15/25	315,000	351,158
Southern Copper Corporation	3.875%	04/23/25	290,000	282,448
				827,363
Real Estate — 0.2%
Hospitality Properties Trust	4.500%	03/15/25	215,000	208,936
Welltower, Inc.	2.250%	03/15/18	25,000	25,122
				234,058
Telecommunication Services — 2.4%
América Móvil S.A.B. de C.V.	5.000%	10/16/19	570,000	615,333
AT&T, Inc.	4.600%	02/15/21	315,000	333,592
Comcast Corporation	4.250%	01/15/33	100,000	102,967
Comision Federal de Electricidad, 144A	4.750%	02/23/27	200,000	186,000
Sprint Spectrum Company LLC, 144A	3.360%	03/20/23	980,000	982,450
Verizon Communications, Inc.	4.500%	09/15/20	15,000	16,057
Verizon Communications, Inc.	6.550%	09/15/43	71,000	88,495
Verizon Communications, Inc.	4.125%	08/15/46	50,000	44,599
				2,369,493
Utilities — 1.1%
Buckeye Partners, L.P.	6.050%	01/15/18	305,000	318,022
Buckeye Partners, L.P.	2.650%	11/15/18	125,000	125,839
Duke Energy Progress, Inc.	5.300%	01/15/19	45,000	48,297
Oglethorpe Power Corporation	6.100%	03/15/19	60,000	64,970
PacifiCorp	4.100%	02/01/42	195,000	195,090
Public Service Electric & Gas Company	2.300%	09/15/18	125,000	126,536
Virginia Electric & Power Company	1.200%	01/15/18	190,000	189,186
				1,067,940
Total Corporate Bonds (Cost $27,287,290)				$26,915,903

16

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
INTERNATIONAL BONDS — 0.6%	Coupon	Maturity	Par Value	Value
Kingdom of Saudi Arabia, 144A	4.500%	10/26/46	$535,000	$515,536
United Mexican States	4.000%	10/02/23	120,000	119,700
Total International Bonds (Cost $644,797)				$635,236

MONEY MARKET FUNDS — 18.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.28% (c)	14,195,083	$14,195,083
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.26% (c)	4,370,730	4,370,730
Total Money Market Funds (Cost $18,565,813)		$18,565,813

Total Investments at Value — 117.3% (Cost $118,744,299)		$117,599,006

Liabilities in Excess of Other Assets — (17.3%)		(17,362,533)

Net Assets — 100.0%		$100,236,473

144A -

This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $13,493,172 at November 30, 2016, representing 13.5% of net assets.

(a)	Variable rate security. The rate shown is the effective interest rate as of November 30, 2016.

(b)

Security values have been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $1,313,035 at November 30, 2016, representing 1.3% of net assets (Note 2).

(c)	The rate shown is the 7-day effective yield as of November 30, 2016.

See accompanying notes to financial statements.

17

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS November 30, 2016
U.S. TREASURY OBLIGATIONS — 7.1%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 2.2%
U.S. Treasury Notes	2.000%	11/15/26	$1,205,000	$1,165,885

U.S. Treasury Bonds — 4.9%
U.S. Treasury Bonds	2.250%	08/15/46	3,090,000	2,614,912

Total U.S. Treasury Obligations(Cost $3,802,944)				$3,780,797

MUNICIPAL BONDS — 8.0%	Coupon	Maturity	Par Value	Value
Bay Area, CA, Toll Authority Toll Bridge, Revenue	6.263%	04/01/49	$500,000	$685,450
California State, Build America Bonds, General Obligation	7.550%	04/01/39	500,000	743,020
New York City Transitional Finance Authority Build America Bonds, Revenue	5.508%	08/01/37	325,000	397,257
New York City Water & Sewer System, Build America Bonds, Revenue	5.750%	06/15/41	565,000	721,906
Port Authority of New York & New Jersey Bonds, Revenue	4.926%	10/01/51	555,000	623,742
San Diego County, CA, Water Authority Financing Agency, Revenue, Series B,	6.138%	05/01/49	445,000	582,843
University of California, Revenue	4.131%	05/15/45	540,000	536,123
Total Municipal Bonds (Cost $4,417,878)				$4,290,341

CORPORATE BONDS — 79.9%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 10.1%
21st Century Fox America, Inc.	4.950%	10/15/45	$720,000	$742,326
Comcast Corporation	4.250%	01/15/33	850,000	875,223
Ford Motor Company	4.750%	01/15/43	320,000	299,281
Hasbro, Inc.	6.350%	03/15/40	240,000	278,418
Home Depot, Inc.	4.250%	04/01/46	540,000	555,852
Home Depot, Inc.	3.500%	09/15/56	150,000	130,886
Johnson (S.C.) & Son, Inc., 144A	4.350%	09/30/44	540,000	537,599

18

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 79.9% (Continued)	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 10.1% (Continued)
Macy's Retail Holdings, Inc.	6.650%	07/15/24	$255,000	$289,277
Newell Brands, Inc.	5.500%	04/01/46	565,000	640,195
Nike, Inc.	3.375%	11/01/46	450,000	403,768
PepsiCo, Inc.	3.450%	10/06/46	120,000	107,060
Time Warner, Inc.	7.700%	05/01/32	240,000	317,059
Time Warner, Inc.	6.750%	06/15/39	200,000	225,959
				5,402,903
Consumer Staples — 3.9%
Anheuser-Busch InBev SA/NV	4.900%	02/01/46	755,000	807,785
Bunge Ltd. Finance Corporation	3.250%	08/15/26	380,000	365,885
CVS Health Corporation	5.125%	07/20/45	380,000	416,894
Wal-Mart Stores, Inc.	4.300%	04/22/44	455,000	477,592
				2,068,156
Energy — 7.6%
Boardwalk Pipelines, L.P.	5.950%	06/01/26	375,000	400,611
BP Capital Markets plc	3.723%	11/28/28	240,000	241,515
Energy Transfer Partners, L.P.	6.050%	06/01/41	125,000	123,570
Energy Transfer Partners, L.P.	6.500%	02/01/42	600,000	623,363
Enterprise Products Operating, L.P.	5.100%	02/15/45	220,000	218,373
Exxon Mobil Corporation	4.114%	03/01/46	545,000	547,135
Kinder Morgan Energy Partners, L.P.	6.500%	09/01/39	325,000	337,201
Marathon Petroleum Corporation	5.850%	12/15/45	215,000	198,342
Petroleos Mexicanos	5.500%	06/27/44	170,000	131,495
Shell International Finance B.V.	4.375%	05/11/45	710,000	700,048
Shell International Finance B.V.	3.750%	09/12/46	145,000	130,105
Statoil ASA	3.950%	05/15/43	125,000	116,578
Williams Partners, L.P.	4.000%	09/15/25	315,000	303,901
				4,072,237
Financials — 17.7%
Alleghany Corporation	4.900%	09/15/44	600,000	563,959
Citigroup, Inc.	4.450%	09/29/27	515,000	522,153
FMR, LLC, 144A	6.500%	12/14/40	445,000	545,644
GE Capital International Funding Company, 144A	4.418%	11/15/35	985,000	1,025,354
Goldman Sachs Group, Inc	3.500%	11/16/26	235,000	230,919
Goldman Sachs Group, Inc.	4.250%	10/21/25	125,000	126,882
HSBC Bank USA	5.875%	11/01/34	500,000	574,531
JPMorgan Chase & Company	3.900%	07/15/25	775,000	799,661
Lincoln National Corporation	7.000%	06/15/40	480,000	591,642

19

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 79.9% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 17.7% (Continued)
MetLife, Inc.	4.875%	11/13/43	$450,000	$481,237
Nationwide Financial Services, Inc., 144A	5.300%	11/18/44	480,000	491,235
Pacific LifeCorp, 144A	5.125%	01/30/43	490,000	496,020
Protective Life Corporation	8.450%	10/15/39	325,000	428,774
Santander Issuances S.A.	5.179%	11/19/25	400,000	394,673
Societe Generale S.A., 144A	4.750%	11/24/25	310,000	307,365
Teachers Insurance & Annuity Association of America, 144A	4.900%	09/15/44	915,000	976,965
Wells Fargo & Company	4.300%	07/22/27	750,000	775,388
Wells Fargo & Company	3.900%	05/01/45	105,000	98,703
Westpac Banking Corporation	4.322%	11/23/31	90,000	89,226
				9,520,331
Health Care — 9.5%
Amgen, Inc.	5.150%	11/15/41	275,000	290,439
Baxalta, Inc.	4.000%	06/23/25	610,000	615,819
Celgene Corporation	5.000%	08/15/45	390,000	403,182
Gilead Sciences, Inc.	4.750%	03/01/46	110,000	113,040
Gilead Sciences, Inc.	4.150%	03/01/47	720,000	674,314
Johns Hopkins Health System Corporation (The)	3.837%	05/15/46	595,000	567,450
Koninklijke Philips N.V.	5.000%	03/15/42	525,000	538,726
Novartis Capital Corporation	4.000%	11/20/45	370,000	370,818
Petroleos Mexicanos	6.750%	09/21/47	337,000	295,589
Pfizer, Inc.	4.125%	12/15/46	120,000	120,016
Stryker Corporation	4.625%	03/15/46	440,000	438,766
UnitedHealth Group, Inc.	4.750%	07/15/45	615,000	676,082
				5,104,241
Industrials — 3.5%
CSX Corporation	4.250%	11/01/66	220,000	198,303
Dow Chemical Company (The)	4.625%	10/01/44	190,000	187,124
General Electric Company	4.500%	03/11/44	200,000	210,696
Grainger (W.W.), Inc.	3.750%	05/15/46	250,000	232,336
International Paper Company	4.800%	06/15/44	90,000	86,768
Mosaic Company	5.625%	11/15/43	315,000	296,615
United Parcel Service, Inc.	3.400%	11/15/46	120,000	107,968
United Technologies Corporation	3.750%	11/01/46	485,000	455,171
Xylem, Inc.	3.250%	11/01/26	120,000	115,946
				1,890,927

20

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 79.9% (Continued)	Coupon	Maturity	Par Value	Value
Information Technology — 3.5%
Apple, Inc.	3.450%	02/09/45	$500,000	$439,440
Intel Corporation	4.900%	07/29/45	85,000	94,658
Intel Corporation	4.100%	05/19/46	290,000	283,231
KLA-Tencor Corporation	5.650%	11/01/34	400,000	413,574
LAM Research Corporation	3.800%	03/15/25	275,000	275,711
Microsoft Corporation	3.700%	08/08/46	100,000	93,070
Oracle Corporation	6.500%	04/15/38	230,000	300,574
				1,900,258
Materials — 1.9%
BHP Billiton Finance USA Ltd.	5.000%	09/30/43	350,000	389,576
Burlington Resources Finance Company	7.200%	08/15/31	400,000	499,480
CF Industries, Inc., 144A	4.500%	12/01/26	130,000	127,637
				1,016,693
Real Estate — 3.8%
Hospitality Properties Trust	4.650%	03/15/24	630,000	625,055
Host Hotels & Resorts, L.P.	4.000%	06/15/25	500,000	492,118
Ventas Realty, L.P.	3.250%	10/15/26	480,000	456,650
Welltower, Inc.	4.000%	06/01/25	450,000	460,126
				2,033,949
Telecommunication Services — 4.4%
América Móvil S.A.B. de C.V.	4.375%	07/16/42	225,000	204,215
AT&T, Inc.	4.500%	05/15/35	1,100,000	1,042,975
Motorola Solutions, Inc.	5.500%	09/01/44	250,000	227,121
Verizon Communications, Inc.	4.400%	11/01/34	905,000	881,479
				2,355,790
Utilities — 14.0%
Buckeye Partners, L.P.	5.600%	10/15/44	585,000	565,788
Commonwealth Edison Company	3.650%	06/15/46	225,000	210,965
Consolidated Edison Company	4.500%	12/01/45	400,000	418,570
DTE Electric Company	3.700%	06/01/46	390,000	374,026
DTE Energy Company	2.850%	10/01/26	595,000	555,368
Duke Energy Progress, Inc.	4.375%	03/30/44	715,000	737,485
Électricité de France S.A., 144A	4.950%	10/13/45	750,000	753,923
Exelon Generation Company, LLC	5.600%	06/15/42	325,000	312,319
Florida Power & Light Company	5.950%	10/01/33	205,000	254,468
Kentucky Utilities Company	4.375%	10/01/45	195,000	203,394
PacifiCorp	6.250%	10/15/37	325,000	421,225
Public Service Electric & Gas Company	3.950%	05/01/42	445,000	446,909
Southern California Edison Company	4.650%	10/01/43	645,000	708,622

21

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 79.9% (Continued)	Coupon	Maturity	Par Value	Value
Utilities — 14.0% (Continued)
Southern Company Gas Capital Corporation	3.950%	10/01/46	$305,000	$280,089
Southwestern Public Service Company	4.500%	08/15/41	575,000	600,168
Virginia Electric & Power Company	6.350%	11/30/37	515,000	660,023
				7,503,342
Total Corporate Bonds (Cost $43,296,556)				$42,868,827

INTERNATIONAL BONDS — 3.6%	Coupon	Maturity	Par Value	Value
Kingdom of Saudi Arabia, 144A	4.500%	10/26/46	$195,000	$187,906
Republic of Colombia	5.000%	06/15/45	375,000	345,937
Republic of Philippines	3.700%	03/01/41	125,000	122,203
Republic of Turkey	4.250%	04/14/26	500,000	446,735
United Mexican States	4.750%	03/08/44	919,000	815,613
Total International Bonds (Cost $1,977,280)				$1,918,394

MONEY MARKET FUNDS — 4.2%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.26% (a) (Cost $2,279,661)	2,279,661	$2,279,661

Total Investments at Value — 102.8% (Cost $55,774,319)		$55,138,020

Liabilities in Excess of Other Assets — (2.8%)		(1,497,949)

Net Assets — 100.0%		$53,640,071

144A -

This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $5,449,648 at November 30, 2016, representing 10.2% of net assets.

(a)	The rate shown is the 7-day effective yield as of November 30, 2016.

See accompanying notes to financial statements.

22

RYAN LABS FUNDS STATEMENTS OF ASSETS AND LIABILITIES November 30, 2016
	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
ASSETS
Investments in securities:
At acquisition cost	$118,744,299	$55,774,319
At value (Note 2)	$117,599,006	$55,138,020
Receivable for securities sold	1,559,112	—
Dividends and interest receivable	357,553	507,677
Other assets	2,865	2,978
TOTAL ASSETS	119,518,536	55,648,675

LIABILITIES
Payable for securities purchased	19,173,596	1,820,722
Distributions payable	66,614	161,066
Payable to Adviser (Note 4)	2,793	5,946
Payable to administrator (Note 4)	10,990	8,760
Other accrued expenses	28,070	12,110
TOTAL LIABILITIES	19,282,063	2,008,604

NET ASSETS	$100,236,473	$53,640,071

NET ASSETS CONSIST OF:
Paid-in capital	$100,291,498	$52,007,534
Accumulated net investment income	3,586	3,725
Accumulated net realized gains from security transactions	1,086,682	2,265,111
Net unrealized depreciation on investments	(1,145,293)	(636,299)
NET ASSETS	$100,236,473	$53,640,071

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,133,585	5,193,650

Net asset value, offering price and redemption price per share (Note 2)	$9.89	$10.33

See accompanying notes to financial statements.

23

RYAN LABS FUNDS STATEMENTS OF OPERATIONS For the Year Ended November 30, 2016
	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
INVESTMENT INCOME
Interest	$1,903,225	$2,326,270
Dividend	47,469	1,025
TOTAL INCOME	1,950,694	2,327,295

EXPENSES
Investment advisory fees (Note 4)	289,536	266,039
Administration fees (Note 4)	72,377	52,964
Professional fees	36,723	30,120
Fund accounting fees (Note 4)	33,665	28,307
Pricing costs	41,783	14,506
Compliance fees (Note 4)	12,141	12,141
Transfer agent fees (Note 4)	12,000	12,000
Trustees’ fees and expenses (Note 4)	10,197	9,907
Custody and bank service fees	10,365	7,539
Registration and filing fees	7,440	4,207
Printing of shareholder reports	3,055	2,785
Insurance expense	3,297	1,761
Postage and supplies	2,111	1,658
Other expenses	5,479	3,605
TOTAL EXPENSES	540,169	447,539
Less fee reductions by the Adviser (Note 4)	(250,634)	(181,499)
NET EXPENSES	289,535	266,040

NET INVESTMENT INCOME	1,661,159	2,061,255

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	1,181,819	2,268,602
Net change in unrealized appreciation (depreciation) on investments	(1,070,422)	(740,354)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	111,397	1,528,248

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,772,556	$3,589,503

See accompanying notes to financial statements.

24

RYAN LABS CORE BOND FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
FROM OPERATIONS
Net investment income	$1,661,159	$425,356
Net realized gains from investment transactions	1,181,819	40,150
Net change in unrealized appreciation (depreciation) on investments	(1,070,422)	(74,871)
Net increase in net assets from operations	1,772,556	390,635

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(1,741,637)	(425,350)
From net realized gains from security transactions	(51,229)	—
Decrease in net assets from distributions to shareholders	(1,792,866)	(425,350)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	30,172,474	72,008,782
Net asset value of shares issued in reinvestment of distributions to shareholders	577,108	283,659
Payments for shares redeemed	(750,025)	(2,000,500)
Net increase from capital share transactions	29,999,557	70,291,941

TOTAL INCREASE IN NET ASSETS	29,979,247	70,257,226

NET ASSETS
Beginning of period	70,257,226	—
End of period	$100,236,473	$70,257,226

ACCUMULATED NET INVESTMENT INCOME	$3,586	$24,345

CAPITAL SHARE ACTIVITY
Shares sold	3,034,781	7,286,856
Shares reinvested	57,599	28,495
Shares redeemed	(73,895)	(200,251)
Net increase in shares outstanding	3,018,485	7,115,100
Shares outstanding at beginning of period	7,115,100	—
Shares outstanding at end of period	10,133,585	7,115,100

(a)	Represents the period from the commencement of operations (December 29, 2014) through November 30, 2015.

See accompanying notes to financial statements.

25

RYAN LABS LONG CREDIT FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
FROM OPERATIONS
Net investment income	$2,061,255	$55,705
Net realized gains from investment transactions	2,268,602	173,530
Net change in unrealized appreciation (depreciation) on investments	(740,354)	104,055
Net increase in net assets from operations	3,589,503	333,290

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(2,057,734)	(55,501)
From net realized gains from security transactions	(177,021)	—
Decrease in net assets from distributions to shareholders	(2,234,755)	(55,501)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,827,921	50,000,500
Net asset value of shares issued in reinvestment of distributions to shareholders	179,154	1
Payments for shares redeemed	(42)	—
Net increase from capital share transactions	2,007,033	50,000,501

TOTAL INCREASE IN NET ASSETS	3,361,781	50,278,290

NET ASSETS
Beginning of period	50,278,290	—
End of period	$53,640,071	$50,278,290

ACCUMULATED NET INVESTMENT INCOME	$3,725	$204

CAPITAL SHARE ACTIVITY
Shares sold	175,424	5,000,050
Shares reinvested	18,180	0 (b)
Shares redeemed	(4)	—
Net increase in shares outstanding	193,600	5,000,050
Shares outstanding at beginning of period	5,000,050	—
Shares outstanding at end of period	5,193,650	5,000,050

(a)	Represents the period from the commencement of operations (November 13, 2015) through November 30, 2015.

(b)	Rounds to less than 1 share.

See accompanying notes to financial statements.

26

RYAN LABS CORE BOND FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
Net asset value at beginning of period	$9.87	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.21
Net realized and unrealized gains (losses) on investments	0.04	(0.13)
Total from investment operations	0.27	0.08

Less distributions from:
Net investment income	(0.24)	(0.21)
Net realized gains from security transactions	(0.01)	—
Total distributions	(0.25)	(0.21)

Net asset value at end of period	$9.89	$9.87

Total return (b)	2.69%	0.81	%(c)

Net assets at end of period (000’s)	$100,236	$70,257

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.75%	1.18	%(d)

Ratio of net expenses to average net assets (e)	0.40%	0.40	%(d)

Ratio of net investment income to average net assets (e)	2.29%	2.21	%(d)

Portfolio turnover rate	118%	161	%(c)

(a)	Represents the period from the commencement of operations (December 29, 2014) through November 30, 2015.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements. (Note 4).

See accompanying notes to financial statements.

27

RYAN LABS LONG CREDIT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
Net asset value at beginning of period	$10.06	$10.00

Income from investment operations:
Net investment income	0.41	0.01
Net realized and unrealized gains on investments	0.30	0.06
Total from investment operations	0.71	0.07

Less distributions from:
Net investment income	(0.41)	(0.01)
Net realized gains from security transactions	(0.03)	—
Total distributions	(0.44)	(0.01)

Net asset value at end of period	$10.33	$10.06

Total return (b)	7.11%	0.71	%(c)

Net assets at end of period (000’s)	$53,640	$50,278

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.84%	1.12	%(d)

Ratio of net expenses to average net assets (e)	0.50%	0.50	%(d)

Ratio of net investment income to average net assets (e)	3.87%	2.38	%(d)

Portfolio turnover rate	156%	93	%(c)

(a)	Represents the period from the commencement of operations (November 13, 2015) through November 30, 2015.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements. (Note 4).

See accompanying notes to financial statements.

28

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

1. Organization

Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund (individually, a “Fund,” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund commenced operations on December 29, 2014 and November 13, 2015, respectively.

Each Fund’s investment objective is total return, consisting of current income and capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with Generally Accepted Accounting Principals in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In October 2016, the Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Securities valuation – The Funds’ fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Ryan Labs, Inc. (the “Adviser”), under the general supervision of the Board. Exchange-traded funds (“ETFs”), if any, are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. ETFs are valued at the security’s last sale price

29

RYAN LABS FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2016:

Ryan Labs Core Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$37,217,976	$—	$37,217,976
Mortgage-Backed Securities	—	23,038,044	—	23,038,044
Asset-Backed Securities	—	11,226,034	—	11,226,034
Corporate Bonds	—	26,915,903	—	26,915,903
International Bonds	—	635,236	—	635,236
Money Market Funds	18,565,813	—	—	18,565,813
Total	$18,565,813	$99,033,193	$—	$117,599,006

30

RYAN LABS FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Ryan Labs Long Credit Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$3,780,797	$—	$3,780,797
Municipal Bonds	—	4,290,341	—	4,290,341
Corporate Bonds	—	42,868,827	—	42,868,827
International Bonds	—	1,918,394	—	1,918,394
Money Market Funds	2,279,661	—	—	2,279,661
Total	$2,279,661	$52,858,359	$—	$55,138,020

As of November 30, 2016, the Funds did not have any transfers between Levels. In addition, the Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of November 30, 2016. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The net asset value (“NAV”) per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Dividend income is recorded on the ex-dividend date.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended November 30, 2016 and 2015 was ordinary income. On December 30, 2016, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Bond Fund paid net investment income dividends of $0.0195 and $0.0299 per share, respectively, and short-term capital gains distributions of $0.1331 and $0.3891 per share, respectively, to shareholders of record on December 29, 2016.

31

RYAN LABS FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2016:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Tax cost of portfolio investments	$118,841,600	$55,779,904
Gross unrealized appreciation	$191,245	$815,361
Gross unrealized depreciation	(1,433,839)	(1,457,245)
Net unrealized depreciation on investments	(1,242,594)	(641,884)
Undistributed ordinary income	1,285,320	2,291,127
Accumulated capital and other losses	(164,365)	(177,772)
Distributions payable	66,614	161,066
Total distributable earnings (deficit)	$(55,025)	$1,632,537

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Certain capital losses incurred after October 31, 2016 and within the current taxable year are deemed to arise on the first business day of a Fund’s following taxable year. For the year ended November 30, 2016, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund deferred until December 1, 2016 post-October capital losses in the amount of $164,365 and $177,772, respectively.

32

RYAN LABS FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended November 30, 2016, Ryan Labs Core Bond Fund reclassified $59,719 of accumulated net investment income against accumulated net realized gains from security transactions on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are due to the tax treatment of paydown adjustments. Such reclassification had no effect on the Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax periods (periods ended November 30, 2015 and November 30, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds indentify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2016, cost of purchases and proceeds from sales and maturities of investment securities, other than U.S. Government securities and short-term investments, were as follows:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Purchase of investment securities	$58,532,630	$47,623,067
Proceeds from sales and maturities of investment securities	$40,337,045	$45,661,740

During the year ended November 30, 2016, cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities were as follows:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Purchase of U.S. Government securities	$59,061,021	$36,164,533
Proceeds from sales and maturities of U.S. Government securities	$45,282,564	$35,932,257

33

RYAN LABS FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Adviser is a wholly-owned subsidiary of Sun Life Financial, Inc. Each Fund is managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund pay the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.40% and 0.50%, respectively, of each Fund’s average daily net assets.

Pursuant to Expense Limitation Agreements (“ELAs”) between each Fund and the Adviser, the Adviser has agreed, until March 31, 2017 for Ryan Labs Core Bond Fund and until March 31, 2018 for Ryan Labs Long Credit Fund, to reduce advisory fees and reimburse other expenses in order to limit total annual operating expenses (exclusive of brokerage transaction costs and commissions; taxes; interest; costs related to any securities lending program; transaction charges and interest on borrowed money; acquired fund fees and expenses; distribution and/or shareholder servicing fees, including, without limitation, any amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; extraordinary expenses such as litigation and merger or reorganization costs; proxy solicitation and liquidation costs; indemnification payments to the Funds’ service providers, including, without limitation, the Adviser; other expenses not incurred in the ordinary course of business; and any other expenses the exclusion of which may from time to time be deemed appropriate as an excludable expense and specifically approved by the Trustees of the Trust) to an amount not exceeding 0.40% and 0.50% of the average daily net assets of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, respectively. Accordingly, during the year ended November 30, 2016, the Adviser reduced advisory fees in the amounts of $250,634 and $181,499 for Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, respectively.

Under the terms of the ELAs, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause total annual operating expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be recouped were incurred. As of November 30, 2016, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

	November 30, 2018	November 30, 2019	Total
Ryan Labs Core Bond Fund	$151,891	$250,634	$402,525
Ryan Labs Long Credit Fund	$14,580	$181,499	$196,079

34

RYAN LABS FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Funds for serving in such capacities.

TRUSTEE COMPENSATION

Effective October 1, 2016 each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from each Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 1, 2016, each Fund paid each Independent Trustee a fee of $500 for each Board meeting attended, plus a $500 annual retainer.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2016, the following shareholders owned of record 5% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
Ryan Labs Core Bond Fund
Citibank, N.A. (for the benefit of its customers)	50%
SEI Private Trust Company (for the benefit of its customers)	18%
U.S. Bank, N.A. (for the benefit of its customers)	17%
National Financial Services, LLC (for the benefit of its customers)	12%
Ryan Labs Long Credit Fund
Citibank, N.A. (for the benefit of its customers)	97%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of that Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

35

RYAN LABS FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividends and short-term capital gain distributions paid on December 30, 2016, as noted in Note 2.

36

RYAN LABS FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund

We have audited the accompanying statement of assets and liabilities of Ryan Labs Core Bond Fund, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of November 30, 2016, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period December 29, 2014 (commencement of operations) through November 30, 2015. We have also audited the accompanying statement of assets and liabilities of Ryan Labs Long Credit Fund, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of November 30, 2016, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period November 13, 2015 (commencement of operations) through November 30, 2015. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and brokers, or by other appropriate procedures where confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund as of November 30, 2016, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 26, 2017

37

RYAN LABS FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2016) and held until the end of the period (November 30, 2016).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for each Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

38

RYAN LABS FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Net Expense Ratio (a)	Expenses Paid During Period (b)
Ryan Labs Core Bond Fund
Based on Actual Fund Return	$1,000.00	$ 996.00	0.40%	$2.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,023.00	0.40%	$2.02

Ryan Labs Long Credit Fund
Based on Actual Fund Return	$1,000.00	$ 989.50	0.50%	$2.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.50	0.50%	$2.53

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

39

RYAN LABS FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-561-3087, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request on or before August 31, 2016 by calling toll-free 1-866-561-3087, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-561-3087. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40

RYAN LABS FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	25	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	25	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly the Standard Register Company) from 2011 to 2016	25	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

41

RYAN LABS FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (continued):
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	25	None

42

RYAN LABS FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since April 2013	President (October 2013 to present) Principal Executive Officer of Ryan Labs Funds (October 2014 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to 2016); The Huntington Funds (2005 to 2013), The Flex Funds (2006 to 2011), Meeder Financial (2007 to 2011) Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Bo J. Howell Year of Birth: 1981	Since October 2014	Secretary (April 2015 to present) Assistant Secretary (October 2014 to April 2015)

Secretary, Unified Series Trust (2016 to present); Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager at Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-561-3087.

43

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The names of the audit committee financial expert is David M. Deptula. Mr. Deptula is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $55,000 and $64,500 with respect to the registrant’s fiscal years ended November 30, 2016 and November 30, 2015, respectively.

(b)
Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,000 and $10,000 with respect to the registrant’s fiscal years ended November 30, 2016 and November 30, 2015, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended November 30, 2016 and 2015, aggregate non-audit fees of $8,000 and $10,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Assistant Secretary

Date	February 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Andrew B. Wellington
Andrew B. Wellington, Principal Executive Officer of Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund

Date	February 1, 2017

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund

Date	February 1, 2017

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	February 1, 2017

*	Print the name and title of each signing officer under his or her signature.